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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: OCTOBER 23, 1998

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                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    Delaware                      0-21352                       31-1177192
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(STATE OR OTHER            (COMMISSION FILE NO.)              (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
 ORGANIZATION)

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                              5800 INNOVATION DRIVE
                               DUBLIN, OHIO 43016
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS.

          On October 23, 1998, Applied Innovation Inc., a Delaware corporation (the "Company") issued a press release announcing that the Company's Board of Directors had authorized the Company to repurchase up to 1,000,000 shares of its outstanding common stock through October 22, 1999. The press release dated October 23, 1998 is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

           Exhibit No.                    Description

               99 Press Release, dated October 23, 1998, entitled "Applied Innovation Inc. Approves Stock Repurchase Program"




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           APPLIED INNOVATION INC.


Date:  October 26, 1998                    By:/s/ William H. Largent
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                                              William H. Largent, Senior Vice
                                              President - Operations and Chief
                                              Financial Officer






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                                  EXHIBIT INDEX

         Exhibit No.                     Description

             99 Press Release, dated October 23, 1998, entitled "Applied Innovation Inc. Announces Stock Repurchase Program."




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